EXHIBIT 10.3
                           OPTION EXTENSION AGREEMENT


                            WATERLOO VENTURES, INC.
             Suite 880 - 50 West Liberty Drive, Reno, Nevada 89501
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                                    __

Klondike Bay Resources
326 Penman Avenue
Garson, Ontario P3L 1S5

August 15, 2003

ATTENTION:  Terry Loney

RE:  Claims # 1249752,1249753,1249754,1249755, Sudbury Mining District,
     Ontario, Canada ( the "Property")

Dear Sirs,

Pursuant to an option agreement dated as of August 21, 2002, Klondike Bay Resources ("KB") granted to Waterloo Ventures, Inc., an option to acquire an interest in the Property (the "Agreement"). This letter confirms that in and for the sum of $1000 U.S.D., the receipt of which is hereby acknowledged, KB has agreed to amend the terms of the Agreement by deleting the reference to "August 31, 2003" in section 2.1(B) and inserting "August 31, 2004" and further by deleting the reference to "August 31, 2004" in section 2.1(C) and inserting "August 31, 2005", and further by deleting the reference to "August 31, 2003" in section 2.1(C) and inserting "August 31, 2004". The remainder of the Agreement shall remain in full force and effect.

Yours truly,

WATERLOO VENTURES, INC.

Per: /s/ Marshall Bertram

Marshall Bertram, President


The above is hereby confirmed and agreed as of the date first above written.

Klondike Bay Resources

Per: /s/ Terry Loney

      Terry Loney